SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      September 7, 2006

ABLE ENERGY, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-15035	22-3520840
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(States or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

198 Green Pond Road, Rockaway, NJ	07866
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(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code (973) 625-1012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 7, 2006, Able Energy, Inc. (the “Company”), received a copy of a Formal Order of Private Investigation from the Securities and Exchange Commission (the “Commission”) pursuant to which the Company, certain of its officers and a director were recently served with subpoenas requesting certain documents and information. The Formal Order authorizes an investigation of possible violations of the anti-fraud provisions of the federal securities laws with respect to the offer, purchase and sale of the Company’s securities and the Company’s disclosures or failures to disclose material information in its required filings. The Company’s believes that it did not violate any securities laws and intends to cooperate fully with and assist the Commission in its inquiry. The Company also believes that this Formal Order relates to the Commission’s earlier informal investigation which was previously disclosed by the Company in its Current Report on Form 8-K filed with the Commission on August 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 11th day of September 2006.

ABLE ENERGY, INC. By: /s/ Gregory D. Frost —————————————— Gregory D. Frost Chief Executive Officer